UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 4, 2022

EVENTIKO INC.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53204	95-1535709
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

54/27 Nawamin Rd, Nuanchan Bueng Kum

Bangkok

Thailand 10230

eventikoinc@gmail.com

(Address and telephone number of principal executive offices)

Registrant’s telephone number, including area code: (702) 605-4808

Xinzhong St. 3, Dongcheng
Beijing, China 100026

___________________________________________________

(Former name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

ITEM 8.01 OTHER EVENTS.

On April 04, 2022, the Company moved its headquarters and all business operations to 54/27 Nawamin Rd, Nuanchan, Bueng Kum, Bangkok 10230, Thailand.

The Company’s telephone number remain the same, phone: (702) 605-4808.

ITEM 9.01 EXHIBITS

EX-104 - Cover Page Interactive Data File (formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eventiko Inc.

/s/Miklos Pal Auer

Miklos Pal Auer,

President, Treasurer, Secretary and Director

April 26, 2022